UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2005
HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, FL	32919

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100
No Change

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     (a) Offer and Sale of $300,000,000 of 5% Notes due 2015
          On September 15, 2005, Harris Corporation (the “Company” or “Harris”) and Morgan Stanley & Co. Incorporated and Banc of America Securities LLC, on behalf of the several underwriters, entered into an Underwriting Agreement (the “Underwriting Agreement”) with respect to the offering and sale of $300,000,000 aggregate principal amount of the Company’s 5% Notes due 2015 (the “Notes”) under the Company’s shelf Registration Statement on Form S-3 (Registration No. 333-108486) (the “Registration Statement”). Closing on the Notes is expected to occur on September 20, 2005. The Notes will be issued pursuant to an Indenture dated as of September 3, 2003 (filed as Exhibit 4.2(b) to the Registration Statement) (the “Indenture”), between the Company and The Bank of New York, as trustee. Information concerning the Notes and related matters is set forth in the Registration Statement, including the Company’s Prospectus and Prospectus Supplement, which Prospectus Supplement was filed with the Securities and Exchange Commission on September 16, 2005.
          From time to time, certain of the underwriters and their affiliates have provided, and may provide, various financial advisory, investment banking, commercial banking or other services to Harris. Affiliates of some of the lenders under the Company’s five-year revolving credit agreement are acting as underwriters for the Notes.
          The Underwriting Agreement and the form of the Notes are filed as Exhibits 1.1 and 4.1, respectively, to this Current Report on Form 8-K, and incorporated by reference herein and into the Registration Statement.
     (b) Amendment to Arrangement Agreement
          On August 31, 2005, Harris entered into an Arrangement Agreement, dated August 31, 2005 (“Arrangement Agreement”), with Leitch Technology Corporation (“Leitch”). On September 12, 2005, Harris and Leitch entered into an Amending Agreement, a non-material amendment to the Arrangement Agreement relating to the mechanics to be used at the time of closing of the acquisition by Harris of Leitch to pay for the outstanding options issued by Leitch. The Amending Agreement is filed for purposes of completeness as Exhibit 2.1 to this Current Report on Form 8-K.
Item 8.01. Other Events.
          On September 15, 2005, the Company issued a press release announcing that it intended to offer the Notes. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated as of September 15, 2005 among Harris Corporation and Morgan Stanley & Co. Incorporated and Banc of America Securities LLC, on behalf of the several underwriters named therein.

2.1	Amending Agreement, dated as of September 12, 2005, between Harris Corporation and Leitch Technology Corporation.

4.1	Form of Harris Corporation’s 5% Notes due 2015.

99.1	Press Release Issued by Harris Corporation on September 15, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

	By:	/s/ BRYAN R. ROUB

		Name:	Bryan R. Roub
		Title:	Senior Vice President and Chief Financial Officer

Date: September 16, 2005

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated as of September 15, 2005 among Harris Corporation and Morgan Stanley & Co. Incorporated and Banc of America Securities LLC, on behalf of the several underwriters named therein.

2.1	Amending Agreement, dated as of September 12, 2005, between Harris Corporation and Leitch Technology Corporation.

4.1	Form of Harris Corporation’s 5% Notes due 2015.

99.1	Press Release Issued by Harris Corporation on September 15, 2005.